UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 17, 2009

AGILENT TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA		95051
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code  (408) 553-2424

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.              Other Events.

On March 17, 2009, the Compensation Committee of the Board of Directors of Agilent Technologies, Inc. adopted the following form agreements under Agilent’s 2009 Stock Plan:

(1) Form of Stock Option Award Agreement for U.S. Employees.

(2) Form of Stock Option Award Agreement for non-U.S. Employees.

(3) Form of Stock Award Agreement for Standard Awards Granted to Employees.

(4) Form of New Executive Stock Award Agreement.

(5) Form of Non-Employee Director Stock Option Award Agreement.

(6) Form of Stock Award Agreement under the Long-Term Performance Program

These form agreements are being filed as Exhibits 10.1 through 10.6 to this Current Report on Form 8-K.

Item 9.01.              Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed as part of this Report:

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement for U.S. Employees.
10.2	Form of Stock Option Award Agreement for non-U.S. Employees.
10.3	Form of Stock Award Agreement for Standard Awards Granted to Employees.
10.4	Form of New Executive Stock Award Agreement.
10.5	Form of Non-Employee Director Stock Option Award Agreement.
10.6	Form of Stock Award Agreement under the Long-Term Performance Program.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

By:	/s/ Marie Oh Huber
Name:	Marie Oh Huber
Title:	Vice President, Deputy General Counsel and Assistant Secretary

Date:  March 25, 2009

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Stock Option Award Agreement for U.S. Employees.
10.2	Form of Stock Option Award Agreement for non-U.S. Employees.
10.3	Form of Stock Award Agreement for Standard Awards Granted to Employees.
10.4	Form of New Executive Stock Award Agreement.
10.5	Form of Non-Employee Director Stock Option Award Agreement.
10.6	Form of Stock Award Agreement under the Long-Term Performance Program.